UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported): March 13, 2018

CENTENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-31826	42-1406317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Blvd. St. Louis, Missouri	63105
(Address of principal executive offices)	(Zip Code)

(314) 725-4477

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01.	Other Events.

Filed as Exhibit 99.1 and Exhibit 99.2 herewith, respectively, are (a) the audited consolidated financial statements of New York State Catholic Health Plan, Inc. (d/b/a Fidelis Care New York) (“Fidelis”) as of and for the years ended December 31, 2016 and 2015 and (b) the unaudited consolidated financial statements of Fidelis as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Fidelis as of and for the years ended December 31, 2016 and 2015 are attached hereto as Exhibit 99.1. The unaudited consolidated financial statements of Fidelis as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016 are attached hereto as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description

23.1	Consent of Deloitte & Touche LLP, independent auditors

99.1	Audited consolidated financial statements of Fidelis as of and for the years ended December 31, 2016 and 2015

99.2	Unaudited consolidated financial statements of Fidelis as of September 30, 2017 and for the nine months ended September 30, 2017 and 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

By:	/s/ Jeffrey A. Schwaneke
Jeffrey A. Schwaneke
Executive Vice President & Chief Financial Officer

Date: March 13, 2018